UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2026

Entergy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

639 Loyola Avenue, New Orleans, Louisiana	70113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
Common Stock, $0.01 Par Value	ETR	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 20, 2026, Entergy Corporation, a Delaware corporation (the “Company” or “Entergy”), pursuant to Section 3(y) of the Equity Distribution Sales Agreement, dated January 11, 2021 (the “Original Sales Agreement”), as amended and supplemented, including by the First Amendment to Equity Distribution Sales Agreement, dated May 6, 2024 (the “Amendment”) (as so amended and supplemented, including by the Amendment, the “Existing Sales Agreement”), entered into a Joinder, dated February 20, 2026, with Barclays Capital Inc., as agent and forward seller, and Barclays Bank PLC, as forward purchaser (the “Joinder”) (the Existing Sales Agreement, as so supplemented by the Joinder, the “Sales Agreement”), between the Company, and each of Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as agents (each an “Agent” and collectively, the “Agents”) and forward sellers (each a “Forward Seller” and collectively, the “Forward Sellers”), and each of Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., JPMorgan Chase Bank, National Association, New York Branch, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, The Bank of Nova Scotia and Wells Fargo Bank, National Association, as forward purchasers (each a “Forward Purchaser” and collectively, the “Forward Purchasers”), relating to its at the market equity distribution program (the “Program”), pursuant to which the Company, through the Agents or Forward Sellers, may offer and sell from time to time shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

After giving effect to previous sales pursuant to the Program, Common Stock with an aggregate gross sales price of $1,657,982,431 remains available for issuance thereunder. The Company has no obligation to offer or sell any Common Stock under the Sales Agreement and may at any time suspend offers under the Sales Agreement. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company currently expects to issue approximately $4.4 billion of equity through 2029, which it may issue under the Program or otherwise, with approximately $1.9 billion already contracted under Forward Sale Agreements (as defined below) under the Program ($346 million of which were settled in February 2026) and forward sale agreements entered in connection with the Company’s equity offering in March 2025.

The offering of the Common Stock will be made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-289302) (the “Registration Statement”), which became effective upon filing on August 6, 2025, a base prospectus dated August 6, 2025, and a prospectus supplement dated February 20, 2026 (the “ATM Prospectus Supplement”), in each case, filed with the U.S. Securities and Exchange Commission.

The Sales Agreement provides that, in addition to the issuance and sale of shares of Common Stock by the Company to or through the Agents, the Company may enter into forward sale agreements under the master forward confirmations executed by and between the Company and each of the Forward Purchasers, a form of which is attached to the Sales Agreement as Exhibit C thereto (each, a “Master Forward Confirmation”), and related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser pursuant thereto (each Master Forward Confirmation, together with any related supplemental confirmation, a “Forward Sale Agreement”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser or an affiliate thereof will use commercially reasonable efforts consistent with its normal trading and sales practices to borrow from third parties and, through its affiliated Forward Seller, sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement.

The foregoing descriptions of the Sales Agreement and the Master Forward Confirmations do not purport to be complete and are qualified in their entirety by reference to (i) the Joinder, which is filed as Exhibit 1.01 hereto, including the form of Master Forward Confirmation attached as Appendix I thereto, (ii) the Master Forward Confirmation executed by Barclays Bank PLC (through its agent Barclays Capital Inc.), which is filed as Exhibit 99.01 hereto, (iii) the Original Sales Agreement, which was filed as Exhibit 1.01 to the Company’s Form 8-K filed on January 11, 2021 (the “Original 8-K”), (iv) the Amendment, which was filed as Exhibit 1.01 to the Company’s Form 8-K filed on May 6, 2024 (the “Amendment 8-K”), and (v) the separate Master Forward Confirmations executed by the Forward Purchasers other than Barclays Bank PLC, which were filed as Exhibits 99.01 - 99.05 to the Original 8-K and Exhibits 99.01 and 99.03 - 99.05 to the Amendment 8-K.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing a legal opinion regarding the validity of the shares of Common Stock as Exhibit 5.01 for the purpose of incorporating the opinion into the Registration Statement.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, Entergy’s statement regarding its remaining equity needs is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on this forward-looking statement, which applies only as of the date of this Current Report on Form 8-K. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise this or any other forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this news release and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent or on the timeline anticipated by its utility company subsidiaries, and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with (1) realizing the benefits of its resilience plan, including impacts of the frequency and intensity of future storms and storm paths, as well as the pace of project completion and (2) efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy’s nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including (1) strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized, and (2) Entergy’s ability to meet the rapidly growing demand for electricity, including from hyperscale data center and other large customers, and to manage the impacts of such growth on customers and Entergy’s business, or the risk that contracted or expected load growth does not materialize or is not sustained; (h) direct and indirect impacts to Entergy or its customers from pandemics, terrorist attacks, geopolitical conflicts, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy’s business or operations, and/or other catastrophic events; and (i) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, international trade, or energy policies; (2) changes in commodity markets, capital markets, or economic conditions; and (3) technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.01	Joinder by and among the Company, Barclays Capital Inc., as Agent and Forward Seller, and Barclays Bank PLC, as Forward Purchaser.

5.01	Opinion of Morgan, Lewis & Bockius LLP relating to the Common Stock.

23.01	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Common Stock (included in Exhibit 5.01).

99.01	Master Forward Confirmation, dated February 20, 2026, between the Company and Barclays Bank PLC (through its agent Barclays Capital Inc.).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation

/s/ Barrett E. Green
Barrett E. Green Vice President and Treasurer

Date: February 20, 2026